Exhibit 10.28.4

AMENDMENT TO

MACY’S, INC. PROFIT SHARING 401(k) INVESTMENT PLAN

The Macy’s, Inc. Profit Sharing 401(k) Investment Plan (the “Plan”) is hereby amended, effective as of January 1, 2010 and in order to provide that a participant’s compensation used for purposes of running the Plan’s average actual deferral percentage limits and average actual contribution limits for any plan year beginning on or after January 1, 2010 only will include his or her compensation for the portion of the plan year in which he or she is eligible to participate in the Plan, in the following respects.

1. Subsection 5A.4.3 of the Plan is amended in its entirety to read as follows.

5A.4.3 “ADP Compensation” means, with respect to any person who is an Eligible Participant: (i) for any Plan Year that begins on or after January 1, 2010, the Eligible Participant’s Compensation for the part (and only during the part) of such Plan Year in which he or she is both a Participant and a Covered Employee; or (ii) for any Plan Year that begins prior to January 1, 2010, the Eligible Participant’s Compensation for such Plan Year that is received for services as a Covered Employee during such entire Plan Year (regardless of whether he or she is a Participant for the entire Plan Year or for only part but not all of such Plan Year).

2. Subsection 6A.4.3 of the Plan is amended in its entirety to read as follows.

6A.4.3 “ACP Compensation” means, with respect to any person who is an Eligible Participant: (i) for any Plan Year that begins on or after January 1, 2010, the Eligible Participant’s Compensation for the part (and only during the part) of such Plan Year in which he or she is both a Participant and a Covered Employee; or (ii) for any Plan Year that begins prior to January 1, 2010, the Eligible Participant’s Compensation for such Plan Year that is received for services as a Covered Employee during such entire Plan Year (regardless of whether he or she is a Participant for the entire Plan Year or for only part but not all of such Plan Year).

IN ORDER TO EFFECT THE FOREGOING PLAN REVISIONS, the sponsor of the Plan hereby signs this Plan amendment.

MACY’S, INC.

By:	/s/ David W. Clark
Title:	EVP, Human Resources

Date:	11/30/2010